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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 33-52639 on Form S-3 of Piedmont Natural Gas Company, Inc., of our reports dated December 16, 1994, appearing in the Annual Report on Form 10-K of Piedmont Natural Gas Company, Inc., for the year ended October 31, 1994, which is incorporated by reference in the Registration Statement.

                                          DELOITTE & TOUCHE LLP

Charlotte, North Carolina
November 3, 1995